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VARIAN MEDICAL SYSTEMS, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following email was sent to employees of Varian Medical Systems, Inc. on August 2, 2020.]

Employee Email + Calendar Invite

Employee Calendar Invite:

SUBJECT: CEO Webcast re: Important Update

Please attend this important CEO webcast to learn more about our agreement to combine with Siemens Healthineers.

NOTE: If you're unable to attend this session, we'll be hosting an additional CEO webcast at 9:00 am PT on Monday, August 3rd, and encourage you to join us then

Employee Email:

Dow Wilson message to Varian employees: Varian and Siemens Healthineers unite to fight against cancer

Today Varian announced a definitive agreement to combine with Siemens Healthineers. Together, we will redefine cancer diagnosis, care delivery and post-treatment survivorship, as well as accelerate our vision of a world without fear of cancer.

You can read the press release we issued here and learn more in an FAQ here. Please join Dow Wilson for a company-wide webcast Sunday, August 2nd at 5:30 p.m. PT, where he will share his perspective on the announcement and what this means for our company, as well as answer some of your questions. We will also be holding an alternate webcast at 9:00 a.m. PT on Monday, August 3rd, for those who are not able to join the Sunday session.

In the meantime, click on the photo below to watch Dow’s video and hear the news firsthand. Please remember, if you receive questions from the media, in line with our company policy, do not comment and instead direct them to Kathy Conner. Investor inquiries should be directed to Anshul Maheshwari.

Thank you,

Dow R. Wilson

Chief Executive Officer

varian.com

This message may contain information that is confidential or otherwise protected from disclosure. If you are not the intended recipient, you are hereby notified that any use, disclosure, dissemination, distribution, or copying of this message, or any attachments, is strictly prohibited. If you have received this message in error, please advise the sender by reply e-mail, and delete the message and any attachments. Thank you.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Varian’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Varian may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction, (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; and (27) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following “frequently asked questions” document was shared with employees of Varian Medical Systems, Inc. on August 2, 2020.]

Employee FAQ

1.	Why is Siemens Healthineers the right partner for Varian?

Like Varian, Siemens Healthineers is an innovation leader in the medical technology industry with a passion for supporting, serving and inspiring their customers. Patients are central to both Varian’s and Siemens Healthineers’ cultures, and this combination is all about moving towards a world without fear of cancer.

Together, we will offer an integrated platform of end-to-end oncology solutions to address the entire continuum of cancer care, from screening and diagnosis to care delivery and post-treatment survivorship. In addition, our combined company will lead the digital transformation of oncology healthcare, leveraging our complementary diagnostic tools, imaging, radiotherapy and AI capabilities to enable more efficient diagnosis, increased treatment quality and access, personalized precision cancer care, and improved outcomes for millions of patients worldwide. This transaction validates our vision, and brings us even closer to realizing our ambitious goals.

2.	Why is now the right time to sell the Company?

Varian was built on our innovation, values and mission, and for more than 70 years, these pillars have remained our competitive advantage. This strong foundation has allowed us to successfully execute on our patient-centric strategy and it’s the reason we’re a trusted, industry-leading brand, with loyal customers around the world.

The combination with Siemens Healthineers presents a unique and compelling opportunity to accelerate our mission, increase our patient care impact and enhance value for our shareholders. Through our discussions, it became clear that combining Varian and Siemens Healthineers is the best way to build on our success.

3.	What does this transaction mean for Varian employees?

Siemens Healthineers values our talented and engaged team, and recognizes the strong brand and cutting-edge portfolio we’ve built. With Siemens Healthineers, we will be part of a larger and more diversified organization. Over time, we believe this can lead to additional opportunities for our team members as our combined company continues to grow.

Once joined with Siemens Healthineers, we expect to build upon our strong team and foundation to help the combined company further grow and expand globally. That said, until the transaction closes, it remains business as usual for all of us. Varian and Siemens Healthineers will continue to operate as separate and independent companies. The best thing each of us can do is remain focused on closing the year strong and supporting our customers and their patients.

4.	What will happen to my role?

You play an important part in helping us deliver for our customers and patients. Your role and responsibilities are continuing as usual, and you should not expect any near-term changes as a result of this announcement.

5.	Do Varian and Siemens Healthineers have similar cultures?

Varian and Siemens Healthineers share similar values and are moving toward the same goal of defeating cancer. Like Varian, Siemens Healthineers is a purpose-driven organization, with a rich history of leading-edge innovation and a “do the right thing” mentality. Both our companies are committed to investing for the long term, guided by our ambitious visions for the future.

United by our patient-centric cultures, together we will accelerate our work to better support clinicians and set cancer patients up for more successful treatment outcomes.

6.	How will Siemens Healthineers help Varian innovate and enhance the customer and patient experience?

Siemens Healthineers not only sees the value of our innovative spirit and track record, but they also fully recognize the urgency of our mission and want to help us improve the patient experience. This combination is all about accelerating what we’ve already been working toward. In this new chapter for Varian, who we are, what we do and what makes us successful will remain.

Both Siemens Healthineers and Varian have developed highly complementary portfolios and technologies. By bringing them together, we will create a multi-disciplinary global healthcare leader with the most comprehensive cancer care portfolio in the industry. With enhanced scale and resources, the combined company will be well equipped to advance Varian’s efforts to fuel intelligent cancer care possibilities. Together, Varian and Siemens Healthineers will be positioned to disrupt oncology with software, data and technology.

7.	How will Varian fit into Siemens Healthineers’ structure?

We are confident that this transaction will help us build on the impressive reputation Varian has established. While many details of this combination will be worked out over the coming months as part of our integration planning with Siemens Healthineers, we can tell you today that following the close of the transaction, we expect to continue operating under the Varian name as an independent company within Siemens Healthineers.

8.	What will happen to Varian’s headquarters and facilities?

This announcement is only the first of many steps toward making our combination a reality. There are a number of customary conditions we need to fulfill and approvals we need to receive before closing the transaction.

During the integration planning process, we will be working on how to best bring both companies together and capitalize on the strengths and talent across each organization after closing. At this point, we don’t yet have all the specifics, but we are committed to being as open and transparent as we can be during the coming months, and we will provide updates as appropriate.

9.	What will happen to Varian’s name and brand?

Siemens Healthineers recognizes that Varian has established strong brand recognition, and intends to continue building on our impressive reputation. Following the close of the transaction, we expect to continue operating under the Varian name within Siemens Healthineers.

10.	Will my compensation or benefits change as a result of this transaction?

Until the transaction closes, Varian and Siemens Healthineers will continue to operate as separate, independent companies, so your compensation and benefits will continue in the ordinary course. We will continue to have our year-end pay decisions (merit, bonus, equity) based on Varian’s and individuals’ performance, and our existing equity guidelines will be leveraged for the upcoming cycle.

More details with respect to future compensation and benefit matters will be determined and communicated to you as they are finalized.

11.	How will this transaction affect our customers, suppliers and partners? What should I tell them?

We are committed to supporting our existing relationships with our customers, suppliers and partners, and remain focused on delivering industry-leading solutions and services just as we always have. By joining forces with Siemens Healthineers, we’ll be even better positioned to accelerate our mission and meaningfully increase Varian’s patient care impact. Our commitment to serving customers remains unchanged, and we are exploring even more opportunities to do so as part of this combination.

Emails will be sent to our customers and other stakeholders from the Varian executive team, sharing the news of our combination as well as some of the reasons why we believe this is a great outcome. Until the transaction closes, it remains business as usual, and Varian and Siemens Healthineers will continue to operate as separate and independent companies.

12.	What are the next steps in the process? When is the transaction expected to close, and what do I need to do between now and close?

The announcement is just the first step in this process, and most of you will see little change to your day-to-day for quite a while. There are many details that will be worked out over the coming months as part of our integration planning with Siemens Healthineers. We expect the transaction to close the first half of calendar year 2021, subject to approval by Varian shareholders, receipt of regulatory approvals and other customary closing conditions.

Until then, it is business as usual, and Varian and Siemens Healthineers will continue to operate as separate and independent companies. Please do not contact Siemens Healthineers’ employees about this announcement, and stay focused on our mission and our customers. As you all know well, the fourth quarter is our most critical, which means that executing on our goals is just as – if not more – important today as it always has been. The best thing you can do is remain focused on closing the year strong and supporting our customers and their patients.

13.	When can I begin collaborating with the team at Siemens Healthineers?

Please do not reach out to Siemens Healthineers’ employees or coordinate any business efforts with them. Varian will continue to operate as a separate company until the transaction closes, and per our usual policy, do not share confidential or sensitive information with anyone outside our company, including the Siemens Healthineers team.

14.	What should I do if I receive inquiries from outside parties regarding this transaction?

To the extent you receive questions from the media, per company policy, please do not comment and instead direct them to Kathy Conner at Kathy.Conner@varian.com, who will respond on the Company’s behalf. Investor inquiries should be directed to Anshul Maheshwari at Anshul.Maheshwari@varian.com.

15.	Who should I reach out to if I have any further questions?

We will be hosting a company-wide webcast for all Varian team members on Sunday, August 2 at 5:30 p.m. PT. We will also be holding an alternate webcast for those that are not able to join on Monday, August 3 at 9:00 a.m. PT. Please keep in mind today is just the first step. While we won’t have all the answers right away, we are committed to being as transparent and open as we can. Should you have additional questions, you can reach out to your manager or email your questions to askDow@varian.com.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Varian’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Varian may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction, (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; and (27) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following email was sent to customers of Varian Medical Systems, Inc. on August 2, 2020.]

Dear Valued Customer,

Today marks the beginning of an exciting new chapter for Varian. Moments ago, we announced that we have reached a definitive agreement to combine with Siemens Healthineers. A copy of the press release can be found here.

Together, Varian and Siemens Healthineers will create a multi-disciplinary global healthcare leader that is even better equipped to serve you as well as redefine cancer care for millions of patients globally. As we embark on this new chapter, I want to sincerely thank you for your support. Your partnership has been integral to helping us advance our mission, and we look forward to building on our relationship as we continue to serve you for years to come.

Addressing the Entire Continuum of Cancer Care

Patients are central to both Varian’s and Siemens Healthineers’ cultures, and this combination is all about advancing our vision of a world without fear of cancer. Varian’s innovative and patient-centric culture has enabled us to drive iconic advances in radiotherapy and interventional and software solutions. As a result, we’ve solidified our position as a leader in multi-disciplinary cancer care, with a trusted global brand and strong customer loyalty. Siemens Healthineers recognizes the strength of the Varian brand, our cutting- edge portfolio, and the relationships we’ve cultivated, and we are thrilled to partner with them to build on our strong foundation.

As you know well, early detection is key when it comes to setting cancer patients up for better outcomes. With Siemens Healthineers’ innovative detection and diagnosis technology, we will extend our ability to do just that. Together, we will offer an integrated platform of end-to-end oncology solutions to address the entire continuum of cancer care – helping you care for your patients from screening and diagnosis, all the way through care delivery and post-treatment survivorship. Specifically:

•	By bringing together the complementary diagnostic tools, imaging, and leading local-regional cancer therapies of both companies, patients will receive better care from the very first stage in the fight against cancer.
•	We will leverage real-world evidence and AI to enable more efficient diagnosis, increased treatment quality and access, personalized precision cancer care, and improved outcomes for patients.
•	Our combined company will also offer advanced clinical services, utilizing medical technology, software solutions and data, to enable safe, consistent and efficient care for patients.
•	Our commitment to serving you remains unchanged, and we are exploring even more opportunities to do so as part of this combination.

Simply put, this combination is all about empowering you and your patients in the fight against cancer, so that your patients can achieve a higher quality of life.

Next Steps

In terms of next steps, the transaction is expected to close in the first half of calendar year 2021, subject to approval by Varian shareholders, receipt of regulatory approvals and other customary closing conditions. Following the close of the transaction, we expect to continue operating under the Varian name within Siemens Healthineers.

Until the transaction is completed, Varian and Siemens Healthineers will remain separate and independent companies and it is business as usual. Our entire team remains focused on serving you and your patients, and you should not expect any immediate changes to our relationship or how we work together. We understand you may have questions, and have attached an FAQ to help address them. Please don’t hesitate to reach out to your usual Varian representative if you would like to discuss further.

Thank you, again, for your support. Sincerely,

Dow R. Wilson

Chief Executive Officer

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Varian’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Varian may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction, (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; and (27) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following “frequently asked questions” document was shared with customers of Varian Medical Systems, Inc. on August 2, 2020.]

Customer FAQ

1.	What was announced?
•	We announced that Varian has reached a definitive agreement to combine with Siemens Healthineers, representing a significant step towards realizing our vision of a world without fear of cancer.
•	By bringing together our highly complementary portfolios, we will create a multi-disciplinary global healthcare leader. Together, we will offer an integrated platform of end-to-end oncology solutions to address the entire continuum of cancer care – including Diagnostic Imaging, Diagnostics, and Surgical Oncology.
•	This will even better position us to serve you and redefine cancer care for millions of patients globally.

2.	Who is Siemens Healthineers?
•	Like Varian, Siemens Healthineers is an innovation leader in the medical technology industry.
•	Siemens Healthineers has built its business around empowering healthcare providers as they work to expand precision medicine, transform care delivery, improve the patient experience, and digitalize healthcare, all for the benefit of patients around the world.
•	Headquartered in Erlangen, Germany, Siemens Healthineers has a broad global reach, with approximately 52,000 team members across 70 countries, and partners with 90% of the global top 100 healthcare providers.
•	Patient care is central to both Varian’s and Siemens Healthineers’ cultures, and this combination is all about advancing our vision of a world without fear of cancer.
•	You can find more information about Siemens Healthineers here.

3.	What are the benefits of the transaction for customers?
•	Varian and Siemens Healthineers share a patient-centric culture, and together, we will be even better positioned to empower clinicians and patients in the fight against cancer.
•	Together, we will offer an integrated platform of end-to-end oncology solutions to address the entire continuum of cancer care – helping you care for your patients from screening and diagnosis, all the way through care delivery and post-treatment survivorship.
•	In addition, we will leverage real-world evidence and AI to enable more efficient diagnosis, increased treatment quality and access, personalized precision cancer care, and improved outcomes for patients.
•	Our combined company will also offer advanced clinical services, utilizing medical technology, software solutions and data, to enable safe, consistent and efficient care for patients. Importantly, our commitment to serving you remains unchanged, and we are exploring even more opportunities to do so as part of this combination.
•	Simply put, this transaction is all about accelerating our vision and meaningfully increasing our patient care impact.

4.	Will there be any changes to my Varian representative or how we work together?
•	We are operating as usual through the transaction close, and you should not expect any immediate changes to your Varian contact or how we work with you.
•	You can continue to rely on your existing Varian team, and reach out to them at any time.
•	Your partnership has been integral to helping us advance our mission, and we look forward to building on our relationship as we continue to serve you for years to come.

5.	What will happen to Varian’s name and brand?
•	Siemens Healthineers recognizes that Varian has established a trusted global brand with strong customer loyalty. Following the completion of the transaction, we expect to continue operating under the Varian name within Siemens Healthineers.
•	Until the transaction closes, which we expect to occur in the first half of calendar year 2021, Varian and Siemens Healthineers remain separate, independent companies, and it is business as usual.

6.	Will current customers see any immediate changes to Varian’s products?
•	Our entire team remains focused on serving you and your patients, and you should not expect any immediate changes to our products.
•	Rest assured, you and your patients are our top priority and we expect the transition to be seamless.

7.	Will prices of Varian’s products increase?
•	Varian and Siemens Healthineers will continue to operate as separate, independent companies until the transaction is completed. As such, it is business as usual at Varian and you should not expect any immediate changes to our prices.
•	We expect the transition to be seamless for you, and our teams will work hard with this goal in mind.

8.	Where can I find additional information?
•	Please don’t hesitate to reach out to your usual Varian representative if you would like to discuss further.
•	We are committed to being as transparent as possible throughout this process, and will provide additional information as appropriate as decisions are made.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Varian’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Varian may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction, (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; and (27) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following is the form of an email sent to suppliers of Varian Medical Systems, Inc. on August 2, 2020.]

Supplier Email

[NAME // INSERT CUSTOMARY GREETING],

I’m writing to share some important news about Varian. Moments ago, we announced that Varian has reached a definitive agreement to combine with Siemens Healthineers, creating a multi-disciplinary global healthcare leader. Together, we will unite highly complementary portfolios to empower clinicians and patients in the fight against cancer. A copy of the press release can be found here.

Expanding Our Global Reach

Headquartered in Erlangen, Germany, Siemens Healthineers has a broad global reach and extensive experience in bringing products to market around the world, including in Asia, EMEA, the Americas, and Australia. They partner with 90% of the global top 100 healthcare providers, and together, we will be positioned to transform care for a greater number of patients worldwide.

With Siemens Healthineers, we will offer an integrated platform of end-to-end solutions to address the entire continuum of cancer care, from screening and diagnosis to care delivery and post-treatment survivorship. Specifically:

•	By bringing together the complementary imaging, radiotherapy and AI capabilities across both companies, Varian and Siemens Healthineers will lead the digital transformation of oncology healthcare.

•	Together, we will enable more efficient diagnosis, increased treatment quality and access, personalized precision cancer care, and improved outcomes for millions of patients.

•	With enhanced scale and resources, the combined company will be well equipped to accelerate Varian’s efforts to fuel intelligent cancer care possibilities.

•	Varian and Siemens Healthineers will be positioned to favorably disrupt oncology with software, data and technology.

Additionally, as part of a larger, more diversified company, we look forward to exploring new opportunities to expand and enhance our supply chain and extend many of our existing partnerships.

Next Steps

In terms of next steps, we expect to close the transaction in first half of calendar year 2021, subject to approval by Varian shareholders, receipt of regulatory approvals and other customary closing conditions. Until then, Varian and Siemens Healthineers will continue operating as separate, independent companies, and it is business as usual at Varian. You should not expect any immediate changes to your contract, our partnership or how we work with you. Our entire team remains focused on serving our customers and their patients, just as we always have.

We understand you may have questions, and have attached an FAQ [HYPERLINK] to help address them. Should you have any additional questions, please feel free to reach out to your usual Varian contact.

I want to thank you for your continued support. You are an important member of the Varian community, and your partnership has been integral to helping us advance our mission.

[Sincerely,

INSERT CUSTOMARY CLOSING]

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Varian’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Varian may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction, (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; and (27) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following “frequently asked questions” document was shared with suppliers of Varian Medical Systems, Inc. on August 2, 2020.]

Supplier FAQ

1.	What was announced?

•	We announced that Varian has entered into a definitive agreement to combine with Siemens Healthineers, creating a multi-disciplinary global healthcare leader.
•	Together, we will offer an integrated platform of end-to-end solutions to address the entire continuum of cancer care, from screening and diagnosis to care delivery and post-treatment survivorship.
•	With Siemens Healthineers, we will be well positioned to transform care for a greater number of patients worldwide.

2.	Who is Siemens Healthineers?

•	Headquartered in Erlangen, Germany, Siemens Healthineers is a leader in cancer detection and diagnosis.
•	With approximately 52,000 employees in more than 70 countries, Siemens Healthineers has a broad global reach and extensive experience in bringing products to market around the world, including in Asia, EMEA, the Americas, and Australia. It partners with 90% of the global top 100 healthcare providers.
•	You can find more information on Siemens Healthineers here.

3.	What does this mean for suppliers? What are the benefits of the combination for suppliers?

•	We look forward to new opportunities to extend our existing partnerships as part of a larger, more diversified company.

4.	What will happen to the Varian brand?

•	Siemens Healthineers recognizes the strength of the Varian brand, our cutting-edge portfolio, and the relationships we have nurtured.
•	Following the close of the transaction, we expect to continue to operating under the Varian name as an independent company within Siemens Healthineers.

5.	When will the transaction be completed? What are the next steps?

•	We expect to close the transaction in the first half of calendar year 2021, subject to approval by Varian shareholders, receipt of regulatory approvals and other customary closing conditions.
•	Until then, Varian and Siemens Healthineers will continue operating as separate, independent companies.

6.	What can suppliers expect between now and closing?

•	It is business as usual at Varian, and you should not expect any immediate changes to your contract, our partnership or how we work with you.
•	Our entire team remains focused on serving our customers and their patients.

7.	Will there be any changes to my contract or Varian representative after the transaction closes?

•	Until the transaction is completed, it remains business as usual and we are honoring all supplier contracts.
•	We are continuing to work with you as we always have and your company contact remains the same.
•	You are an important member of the Varian community, and your partnership has been integral to helping us advance our mission.

8.	Where can I find additional information?

•	Please don’t hesitate to reach out to your usual Varian representative if you would like to discuss further.
•	We are committed to being as transparent as possible throughout this process, and will provide additional information as appropriate as decisions are made.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Varian’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Varian may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction, (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; and (27) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following is the form of an email sent to distributors of Varian Medical Systems, Inc. on August 2, 2020.]

Distributor Email

[NAME // INSERT CUSTOMARY GREETING],

Today marks the beginning of an exciting new chapter for Varian. Moments ago, we announced that we has reached a definitive agreement to combine with Siemens Healthineers, creating a multi-disciplinary global healthcare leader. Together, we will unite highly complementary portfolios to empower clinicians and patients in the fight against cancer. A copy of the press release can be found here.

Expanding Our Global Reach

Headquartered in Erlangen, Germany, Siemens Healthineers has a broad global reach and extensive experience in bringing products to market around the world, including in Asia, EMEA, the Americas, and Australia. Siemens Healthineers partners with 90% of the global top 100 healthcare providers, and together, we will be positioned to transform care for a greater number of patients worldwide.

With Siemens Healthineers, we will offer an integrated platform of end-to-end oncology solutions to address the entire continuum of cancer care, from screening and diagnosis to care delivery and post-treatment survivorship. Specifically:

•	By bringing together the complementary imaging, radiotherapy and AI capabilities across both companies, Varian and Siemens Healthineers will lead the digital transformation of oncology healthcare.
•	Together, we will enable more efficient diagnosis, increased treatment access and quality, personalized precision cancer care, and improved outcomes for millions of patients.
•	With enhanced scale and resources, the combined company will be well equipped to accelerate Varian’s efforts to fuel intelligent cancer care possibilities.
•	Varian and Siemens Healthineers will be positioned to favorably disrupt oncology with software, data and technology.

As you know, at Varian we consider our distributors as an extension of our team and powerful partners in our fight against cancer. I want to emphasize that maintaining those relationships is a focal point for us as we go through the integration process.

Next Steps

In terms of next steps, the transaction is expected to close in the first half of calendar year 2021, subject to approval by Varian shareholders, receipt of regulatory approvals and other customary closing conditions. Until then, Varian and Siemens Healthineers will continue operating as separate, independent companies, and it is business as usual at Varian. You should not expect any immediate changes to your contract, our partnership or how we work with you. Our entire team remains focused on serving our customers and their patients, just as we always have.

We understand you may have questions, and have attached an FAQ [HYPERLINK] to help address them. Should you have any additional questions, please feel free to reach out to your usual Varian contact.

I want to thank you for your continued support. You are an important member of the Varian community, and your partnership has been integral to helping us advance our mission.

[Sincerely,

INSERT]

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Varian’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Varian may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction, (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; and (27) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

[The following “frequently asked questions” document was shared with distributors of Varian Medical Systems, Inc. on August 2, 2020.]

Distributor FAQ

1.	What was announced?

•	We announced that Varian has entered into a definitive agreement to combine with Siemens Healthineers, creating a multi-disciplinary global healthcare leader.
•	Together, we will offer an integrated platform of end-to-end solutions to address the entire continuum of cancer care, from screening and diagnosis to care delivery and post-treatment survivorship.
•	With Siemens Healthineers, we will be positioned to transform care for a greater number of patients worldwide.

2.	Who is Siemens Healthineers?

•	Headquartered in Erlangen, Germany, Siemens Healthineers is a leader in cancer detection and diagnosis.
•	With approximately 52,000 employees in more than 70 countries, Siemens Healthineers has a broad global reach and extensive experience in bringing products to market around the world, including in Asia, EMEA, the Americas, and Australia. It partners with 90% of the global top 100 healthcare providers.
•	You can find more information about Siemens Healthineers here.

3.	What does this mean for distributors?

•	Like Varian, Siemens Healthineers has built strong partnerships with its distributors.
•	We consider our distributors as an extension of our team and powerful partners in our fight against cancer. Maintaining those relationships during and post close is a focal point for us as we go through the integration process.

4.	What will happen to the Varian brand?

•	Siemens Healthineers recognizes the strength of the Varian brand, our cutting-edge portfolio, and the relationships we’ve nurtured.
•	Following the close of the transaction, we expect to continue operating under the Varian name as an independent company within Siemens Healthineers.

5.	When will the transaction be completed? What are the next steps?

•	We expect to close the transaction in the first half of calendar year 2021, subject to approval by Varian shareholders, receipt of regulatory approvals and other customary closing conditions.
•	Until then, Varian and Siemens Healthineers will continue operating as separate, independent companies.

6.	What can distributors expect between now and closing?

•	It is business as usual, and you should not expect any immediate changes to your contract or our partnership.
•	Our entire team remains focused on serving our customers and their patients.

7.	Will there be any changes to my contract or Varian representative?

•	Until the transaction is completed, it remains business as usual and we are honoring all contracts with our distributors.
•	We are continuing to work with you as we always have and your company contact remains the same.
•	You are an important member of the Varian community, and your partnership has been integral to helping us advance our mission.

8.	What will happen to distributors who don’t operate in some of Siemens Healthineers’ markets?

•	Please keep in mind, today’s announcement is just the first step towards combining Varian and Siemens Healthineers and we don’t have all the details about the combined company at this time.
•	What we can say now is that, as part of a larger company with greater scale and resources, we are looking forward to exploring new opportunities for our company’s stakeholders.
•	We are committed to being as transparent as possible throughout this process, and will keep you updated as appropriate as decisions are made.
•	In the meantime, it is business as usual and we will continue to work with you as we always have.

9.	Where can I find additional information?

•	Please don’t hesitate to reach out to your usual Varian representative if you would like to discuss further.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving Varian. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Varian will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Varian’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Varian may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF VARIAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and Varian’s website, www.varian.com. In addition, the documents (when available) may be obtained free of charge by directing a request to Investor Relations by email at investors@varian.com or by calling (650) 424-5631.

Participants in the Solicitation

Varian and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Varian’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Varian is set forth in the definitive proxy statement for Varian’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2019, or its Annual Report on Form 10-K for the year ended September 27, 2019, and in other documents filed by Varian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

Except for historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning Varian’s future orders and the anticipated impact of the COVID-19 pandemic on Varian’s business; and any statements using the terms “could,” “believe,” “expect,” “promising,” “outlook,” “should,” “well-positioned,” “will” or similar statements are forward-looking statements that involve risks and uncertainties that could cause Varian’s actual results to differ materially from those anticipated. Such risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Varian’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Varian’s financial results and condition; (2) Varian’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) Varian’s ability to achieve expected synergies from acquisitions; (4) risks associated with integrating recent acquisitions; (5) global economic conditions and changes to trends for cancer treatment regionally; (6) currency exchange rates and tax rates; (7) the impact of the Tax Cuts and Jobs Act; (8) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (9) recent and potential future tariffs or a global trade war; (10) demand for and delays in delivery of Varian’s products; (11) Varian’s ability to develop, commercialize and deploy new products; (12) Varian’s ability to meet Food and Drug Administration (FDA) and other regulatory requirements, regulations or procedures; (13) changes in regulatory environments; (14) risks associated with Varian providing financing for the construction and start-up operations of particle therapy centers, challenges associated with commercializing Varian’s Proton Solutions business; (15) challenges to public tender awards and the loss of such awards or other orders; (16) the effect of adverse publicity; (17) Varian’s reliance on sole or limited-source suppliers; (18) Varian’s ability to maintain or increase margins; (19) the impact of competitive products and pricing; (20) the potential loss of key distributors or key personnel; (21) challenges related to entering into new business lines; (22) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; (23) the failure to obtain the approval of Varian’s stockholders, the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the transaction, (24) risks related to disruption of management’s attention from Varian’s ongoing business operations due to the transaction; (25) the effect of the announcement of the transaction on the ability of Varian to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (26) the ability to meet expectations regarding the timing and completion of the transaction; and (27) the other risks listed from time to time in Varian’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Varian’s Annual Report on Form 10-K for the year ended September 27, 2019 and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q filed with the SEC. Varian assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.